UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of report (date of earliest event reported): September 16, 2005

                   Long Island Physicians Holdings Corporation
             (Exact name of registrant as specified in its charter)

            New York                  0-27654-NY              11-3232989
  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)

                      ONE HUNTINGTON QUADRANGLE SUITE 4C-01
                               MELVILLE, NY 11747
               (Address of principal executive offices) (Zip Code)

                                 (631) 454-1900
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

      MDNY Healthcare, Inc. ("MDNY"), the Registrant's majority-owned subsidiary, filed a quarterly statement as of June 30, 2005 with the New York State Insurance Department ("NYSID") in which MDNY reported as an admitted asset a $17,657,451 receivable due from Island Practice Association IPA, Inc. ("Island IPA").

      By letter dated September 16, 2005, NYSID advised MDNY that NYSID has determined that MDNY should have reported such receivable as a not-admitted asset, and that the resulting reduction in net worth results in MDNY having an insolvency in the amount of $12,666,791 as of June 30, 2005.

      Pursuant to such letter, NYSID has directed MDNY to make every effort to collect, in cash, the outstanding amount currently due from Island IPA as soon as possible but no later than December 31, 2005 and requested that MDNY provide a detailed plan, by September 30, 2005, detailing the steps MDNY will take to collect the outstanding balance

      MDNY believes that NYSID's letter of September 16, 2005 contradicts NYSID's letter of March 20, 2002, in which NYSID approved a recovery plan proposed by MDNY that, among other things, provided for MDNY to reflect in its financial statements an admitted asset, "Payments in Excess of Capitation," as well as an offsetting liability "Unpaid Capitation," to reflect the current status of the plan. To implement such plan, with NYSID's approval, MDNY entered into a Recovery and Subordination Agreement dated July 12, 2001 and effective January 1, 2002 (the "Recovery and Subordination Agreement") with Island IPA and Catholic Health Services of Long Island, Inc., as agent for five catholic hospitals that act as providers to MDNY.

      MDNY is seeking clarification from NYSID and, since its receipt of NYSID's September 16, 2005 letter, has taken no action to collect the receivable from Island IPA other than action contemplated by the Recovery and Subordination Agreement.


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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LONG ISLAND PHYSICIANS HOLDINGS CORPORATION

Dated: October 25, 2005              By: /s/
                                         -----------------------
                                         Concetta Pryor
                                         Chief Financial Officer